UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2025

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11211 Katy Freeway, Suite 309
Houston, Texas, 77079
Registrant's telephone number, including area code: (713) 400 1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 23, 2025, Hartman vREIT XXI, Inc. (the “Company”) received notice from Weaver and Tidwell, L.L.P. (“Weaver”), the Company’s independent registered public accounting firm, that it will not stand for reappointment for the fiscal year ending December 31, 2023.
Weaver’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s two most recent fiscal years and any subsequent interim period preceding Weaver’s declination, there were no disagreements with Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weaver’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.
In addition, during such periods there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal control over financial reporting as described in Part II, Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022. These material weaknesses included (i) insufficiently designed or operating controls over the review, approval, and disclosure of related party transactions; (ii) deficiencies in the Company’s investment policy and related procedures regarding loans to affiliates, including lack of required Board approval; (iii) ineffective controls relating to the review and approval of the Form 10-K to ensure accurate, complete, and timely disclosures; and (iv) lack of controls to ensure appropriate recording of investments and related impairment during the year.
The Company has provided Weaver with a copy of this disclosure and requested that Weaver furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Weaver’s letter, dated October1, 2025 is filed as Exhibit 16.1 to this Form 8-K.
Appointment of New Independent Registered Public Accounting Firm
Effective October 14, 2024, the Company’s Audit Committee approved the engagement of M&K CPAS, PLLC as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023.
During the two most recent fiscal years and any subsequent interim period prior to the engagement of M&K CPAS, PLLC, the Company did not consult with M&K CPAS, PLLC regarding (i) the application of accounting principles to a specific completed or proposed transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from Weaver and Tidwell, L.L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: October 1, 2025	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Financial Officer

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